Exhibit 99.1

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2 Forward - Looking Statements This presentation includes forward - looking statements, which are subject to the "safe harbor" provisions of the U . S . Private Securities Litigation Reform Act of 1995 . These statements may be identified by words such as "feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology and include, among other things, statements regarding Volta’s strategy and other future events that involve risks and uncertainties . Such forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward - looking statements contained herein due to many factors, including, but not limited to : intense competition faced by Volta in the EV charging market and in its content activities ; the possibility that Volta is not able to build on and develop strong relationships with real estate and retail partners to build out its charging network and content partners to expand its content sales activities ; market conditions, including seasonality, that may impact the demand for EVs and EV charging stations or content on Volta’s digital displays ; risks, cost overruns and delays associated with construction and installation of Volta’s charging stations ; risks associated with any future expansion by Volta into additional international markets ; cost increases, delays or new or increased taxation or other restrictions on the availability or cost of electricity ; rapid technological change in the EV industry may require Volta to continue to develop new products and product innovations, which it may not be able to do successfully or without significant cost ; the risk that Volta’s shift to including a pay - for - use charging business model and the requirement of mobile check - ins adversely impacts Volta’s ability to retain driver interest, content partners and site hosts ; the ability of Volta's new management team to successfully integrate into Volta and execute on Volta's business strategy ; the EV market may not continue to grow as expected ; the ability to protect its intellectual property rights ; and those risk factors discussed in Volta’s Annual Report on Form 10 - K for the year ended December 31 , 2021 , filed with the Securities and Exchange Commission (the “SEC“) on April 15 , 2022 , Volta's Form 10 - Q for the quarter ended March 31 , 2022 , filed with the SEC on May 13 , 2022 , and other Quarterly Reports on Form 10 - Q, and other reports and documents Volta files from time to time with the SEC . Any forward - looking statements speak only as of the date on which they are made, and Volta undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date of this presentation . There may be additional risks that Volta does not presently know or that Volta currently believes are immaterial that could also cause actual results to differ from those contained in the forward - looking statements .

Volta's Expanding Charging Network[4]

- Geographic Footprint: 26 States
- 39 DMAs[3]


Seattle-Tacoma
Portland, Or
Boise
Salt Lake City
Sacramnto-Stkton-Modesto
San Francisco-Oak-San Jose
Monterey
Las Vegas
Santa Barbara
Los Angeles
San Diego
Phoenix (Prescott)
Denver
Colorado Springs
Minneapolis-St. Paul
Milwaukee
Chicago
Detroit
Cleveland-Akron (Canton)
Kansas City
St. Louis
Indianapolis
Columbus
Cincinnati
Pittsburgh
Johnstown
Harrisburg
Boston (Manchester)
Springfield
Providence - New Bedford
Hartford & New Haven
Albany-Schenectady-Troy
New York
Philadelphia
Baltimore
Salisbury
Washington, DC
Charlottesville
Harrisonburg
Nashville
Raleigh-Durham (Fayetvlle)
Greenville
Charlotte
Atlanta
Dallas-Ft. Worth
Austin
San Antonio
Houston
Honolulu
Orlando-Daytona Bch-Melbrn
Tampa-St. Pete (Sarasota)
West Palm Beach-Ft. Pierce
Miami-Ft. Lauderdale
Current Network
Active DMAs

	INSTALLED BASE		DEPLOYMENT PIPELINE		TECHNICAL EVALUATION[2]
SCREENS[1]	4,695	+	7,051	+	7,785
STALLS	2,548	+	3,727	+	4,527
SITES	800	+	1,443	+	1,461



Initial Stall Deployments

France & Germany

[1] Some stalls do not have screens, some wall mounted have a single screen

[2] The part of the funnel that is under Technical Evaluation – Volta and our partners are serious enough about a project that Volta has decided to invest technical resources that will address feasibility and contractual variables required before both parties can agree to sign off on the project.

[3] Designated Market Area

[4] As of 1Q 2022 quarter end

volta 4

Volta

Site Partners – New Additions, Expansions[1]
Media Customers – New Logos, Repeat customers[1]

Charging Network Buildout

Network Site Partners

Q1 NEW SITE PARTNERS

Smart & Final, WinCo Foods, Schnucks

Q1 SITE PARTNERS WITH EXPANDED SITE RELATIONSHIPS

Kroger, Albertsons, Kohl's, Tanger Outlets, Six Flags, Topgolf, Walgreens

FURTHER SITE PARTNER EXAMPLES

The Giant Company, amazon fresh, Giant, Stop&Shop, Whole Foods Market, Saks Fifth Avenue

Brookfield Properties, SITE, Kimco, Brixmor, Macerich, Weingarten Realty, Regency Centers, Starwood

Oracle Arena, Dignity Health Sports Park, United Center, Loyola University Chicago, Tigard, Zoo

Revenue Streams

Media

Q1 NEW CUSTOMERS

Bank of the West BNP Paribas, zoom, Showtime, T Mobile

Q1 REPEAT CUSTOMERS

Disney, Sephora, pepsi, aetna

FURTHER CUSTOMER EXAMPLES

Nissan, Facebook, smartwater, Jaguar, Netflix, Cox

Mini, Alaska Airlines, Chase, Chevrolet, Peapod

Fiat, Nestlé, Starbucks, Vistar Media, Anheuser-Busch, SV

Chrysler, Toyota, Hyundai, hulu

Network Intelligence

UTILITIES & GOVERNMENTS

Q1 REPEAT CUSTOMERS

Alabama Power, Southern Company, Alabama Clean Fuels Coalition

FURTHER CUSTOMER EXAMPLES

Edison International, TEP Tucson Electric Power

Network Development Services

Q1 REPEAT CUSTOMERS

Brookfield Properties, Tanger Outlets

Charging Network Operations

LCFS CREDITS EARNED & SOLD

California: California Air Resources Board

Oregon: DEQ

volta 5

[1] As of 1Q 2022 quarter end

6 • Accelerate revenue growth and Beat or meet Annual Revenue Target of $70 - 80 mn • Beat or meet annual connected stall count Goals of 1,700 – 2,000 incremental connected stalls • Activate “Charge for Charging” Revenue in H2 • Enhance public company infrastructure and E.S.G. Reporting Volta is Focused on the Execution of Four Key Goals for 2022

Volta’s Leadership Francois Chadwick Chief Financial Officer Brandt is a revenue executive with 20+ years of experience building innovative business models and driving transformational growth for global companies such as iHeartMedia and Clear Channel Communications. Brandt leads Volta's advertising and charging solutions teams to deliver measurable impact to top international brands, agency partners, commercial properties, and retail locations. Brandt has led Volta's strong revenue growth and expanded the company's site partner relationships significantly since joining Volta in 2020. Francois has 25+ years of experience as a senior finance professional. While at Uber, Francois was part of the team that scaled the company globally across 100+ countries and helped to build Uber as it went through both the IPO and post - IPO process. With almost a decade of experience in EV infrastructure, Drew has held senior leadership positions at high - growth EV, clean energy, and climate - related companies. Prior to Volta, Drew served as the Head of Global Charging Infrastructure at Tesla, where he managed Tesla’s Supercharger, Home Charging, and Destination Charging businesses across 40+ countries. Drew holds B.S. and M.S. degrees in Management Science and Engineering from Stanford University. Vince brings 25+ years of experience as a private and public company CEO and investment banker to his position at Volta. He served as CEO, President, and Chairman of the Board of Tortoise Acquisition Corp. II, which completed its initial business combination with Volta in August 2021, at which time he joined the Volta Board. Earlier in his career, Vince served as CEO, Director and Chairman of the Board of Directors of Arc Logistics GP LLC, the general partner of Arc Logistics Partners LP, formerly a publicly traded partnership engaged in the midstream energy business. During his tenure as Interim CEO, Vince will continue to serve as a member of the Volta Board but will not serve as Co - Chair. Vince holds an MBA from the American Graduate School of International Management and a BA from Eastern Washington University. Stephen Pilatzke Chief Accounting Officer Drew Lipsher Chief Development Officer Drew brings 20 + years of experience in media, having been CRO at GLAMSQUAD and having held senior leadership roles at Korn Ferry, Clear Channel, Greycroft, Intercope Geffen A&M Records, News Corp . , BMG and Warner Music . Drew holds an undergraduate degree from Yale and an MBA from Stephen has served as CAO of Falcon Minerals Corporation, CAO of Lightfoot Capital Partners GP, LLC, and of Arc Logistics Partners GP, LLC, the General Partner of Arc Logistics Partners LP, a former publicly traded company. He also served as CFO and Controller of Paramount BioSciences LLC, a VC firm and as an auditor at EisnerAmper LLP. He is a CPA and received a BS in Accounting from Binghamton University. Drew Bennett EVP, Network Operations Nadya Kohl Chief Marketing Officer 7 Yifan Tang Chief Technology Officer Yifan is a product pioneer in the EV space having led the successful advancement of electric vehicles, electric powertrains, and autopilot farming vehicles. Most recently, Yifan served as CTO and board member at SERES EV, a next - gen intelligent, autonomous EV company. Yifan is also the co - founder of TeraWatt Technology, an ultra - high energy density batteries company. Previously, he served as President of SF Motors Japan and held various positions at Meta, Lucid Motors, and Tesla Motors. Yifan has a PhD in Electrical Engineering from The Ohio State University, a master’s degree in Electrical Engineering from Tsinghua University, and a BE in Electrical Engineering from Fuzhou University. Vincent Grena SVP, Head of Europe Vincent has 15+ years of experience in Europe’s OOH market as COO and Head of Business Dev of JCDecaux Airport France, managing CAPEX intensive contracts and developing long term relationships. In addition, Vincent created JCDecaux France’s Marketing Public Team, to support tenders’ strategies in the OOH street furniture segment. His 2 years as Head of Business at Travelex France allowed him to negotiate with major REIT players. Vincent also brings 5 years of political experience to his position, having served as the COO of a municipality. He received his Master 2 in Political Science from Paris Ouest University. Responsibilities: Focuses on all global opportunities driving value for the company including strategic partnerships and alliances, corporate initiatives, and capital markets. With 20+ years of experience, Nadya comes to Volta with a background spent building and scaling emerging business models. Previously, she was responsible for leading marketing and business development at PlaceIQ, the leader in location intelligence. Prior to PlaceIQ, Nadya held positions overseeing marketing, corporate strategy, business development and M&A for Experian’s Marketing Services $1B global business, where she was a founder of Experian’s global Audience Services platform . Northwestern. Vince Cubbage Interim Chief Executive Officer Brandt Hastings Chief Commercial Officer

DRIVE FORWARD For more information or questions katherine.bailon@voltacharging.com